UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2006
Date of report (Date of earliest event reported)

APPLERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	1-4389 (Commission file number)	06-1534213 (IRS Employer Identification No.)

301 Merritt 7
Norwalk, Connecticut 06851
(Address of Principal Executive Offices, Including Zip Code)

(203) 840-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

     Grants of Restricted Stock Units. At a meeting of the Management Resources Committee (the “MRC”) of the Board of Directors of Applera Corporation (the “Company”) held on June 15, 2006, the MRC approved the grant of restricted stock units (“RSUs”) relating to shares of Applera Corporation – Celera Genomics Group Common Stock (“Celera Genomics Stock”) to some employees of the Company and its subsidiaries pursuant to the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan. The action of the MRC included grants of the following number of RSUs to the following executive officers of the Company:

Executive Officer	Number of RSUs

Tony L. White Chairman, President and Chief Executive Officer	38,400

Barbara J. Kerr Vice President, Human Resources	10,800

Kathy P. Ordoñez Senior Vice President and President, Celera Genomics Group	90,000

William B. Sawch Senior Vice President and General Counsel	13,200

Dennis L. Winger Senior Vice President and Chief Financial Officer	13,200

     Each RSU represents the right to receive one share of Celera Genomics Stock at the time the RSU vests. The RSUs granted to the Company’s executive officers generally vest in four increments as follows:

•	an increment of up to 16.67% of the total amount following the end of fiscal year 2007, based on the attainment of revenue objectives for the Celera Genomics Group established by the MRC for that year;

•	an increment of up to 16.67% of the total amount following the end of fiscal year 2008 based on the attainment of revenue objectives for the Celera Genomics Group established by the MRC for that year;

•	an increment of up to 16.67% of the total amount following the end of fiscal year 2009 based on the attainment of revenue objectives for the Celera Genomics Group established by the MRC for that year; and

•	an increment of up to 50% of the total amount following the end of fiscal year 2009 based on the attainment of profitability objectives for the Celera Genomics Group established by the MRC for fiscal years 2008 and 2009.

     Any RSUs as to which the vesting targets have not been attained will be forfeited. RSUs that have not vested will be forfeited and revert back to the Company upon termination of employment with the Company or a subsidiary for any reason, although the MRC has the discretion to modify the vesting requirements based on individual circumstances. Prior to the vesting of the RSUs, the recipient will not be deemed to be the holder of, or have any of the rights of a holder with respect to, any shares of Celera Genomics Stock deliverable with respect to the RSUs.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

By:	/s/ Dennis L. Winger
Dennis L. Winger
Senior Vice President and
Chief Financial Officer

Dated: June 21, 2006